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                                                                   EXHIBIT 10.38

                       SECOND AMENDMENT TO LOAN AGREEMENT
                           AND REAFFIRMATION AGREEMENT


         SECOND AMENDMENT TO LOAN AGREEMENT AND REAFFIRMATION AGREEMENT dated as of April 7, 2000 (this "AMENDMENT") by and among ALS-VENTURE I, INC., a Delaware corporation having an address c/o Alterra Healthcare Corporation, 10000 Innovation Drive, Milwaukee, Wisconsin 53226 (together with its permitted successors and assigns, "BORROWER"); ALTERRA HEALTHCARE CORPORATION, a Delaware corporation having an address at 10000 Innovation Drive, Milwaukee, Wisconsin 53226 (together with its permitted successors and assigns, the "GUARANTOR" and "PARENT PLEDGOR", as applicable); ALS-CLARE BRIDGE, INC., a Delaware corporation having an address at 10000 Innovation Drive, Milwaukee, Wisconsin 53226 (together with its permitted successors and assigns, "SUBSIDIARY PLEDGOR"); and CAPMARK SERVICES, L.P., a Texas limited partnership having an address at 245 Peachtree Center Avenue, NE, Suite 1800, Atlanta, Georgia 30303-1231 (together with its permitted successors and assigns, "Lender").

                                    RECITALS

                  A. Borrower and Nomura Asset Capital Corporation ("NACC") entered into that certain Loan Agreement dated as of March 31, 1998, as amended by that certain First Amendment to Loan Agreement and Reaffirmation Agreement dated as of August 28, 1998 (as so amended, the "EXISTING LOAN AGREEMENT") pursuant to which a secured mortgage loan in the original principal amount of $50,140,000 (the "ORIGINAL LOAN") was advanced to Borrower. The Original Loan is evidenced by that certain First Amended and Restated Promissory Note with an effective date of March 31, 1998 in the original principal amount of $50,140,000 made by Borrower and payable to NACC, (the "ORIGINAL NOTE").

                  B. Prior to the execution hereof, the Existing Loan Agreement, the Original Loan and the Original Note were assigned (i) by NACC to Wilmington Trust Company, in its capacity as Owner Trustee (the "OWNER TRUSTEE") of CDC Mirror Trust ST-I 3/11/00 (formerly known as Nomura Mirror Trust ST-I 3/11/00), (ii) by Owner Trustee to LaSalle Bank N.A., as Trustee (the "TRUSTEE") for CDC Depositor Trust ST I (formerly known as Nomura Depositor Trust ST I), Commercial Mortgage Pass-Through Certificates, Series 1998-ST I and (iii) by Trustee to Lender, each pursuant to a general assignment.

                  C. Borrower and Lender desire to amend the terms and conditions of the Existing Loan Agreement in accordance with the terms hereof.

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Loan Agreement is hereby amended as follows:


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I.       Modification of Existing Loan Agreement.

         1. Section 1.1 of the Existing Loan Agreement is hereby amended as follows:

                  A. The following definitions are hereby deleted in their entirety: "Accrued Interest"; "Actual Prepayment Amount"; "Advance"; "Advisor"; "Amortizable Amount"; "Annual Operating Budget"; "Class B Amount"; "Class B Equity Interests"; "Class C Amount"; "Class C Equity Interests"; "Cut-Off Date"; "Defeasance Debt Service Coverage Ratio"; "Defeasance Deposit"; "Defeasance Release Date"; "Difference"; "Earn-Out Advance"; "Extra Funds"; "Final Locked Rate"; "Guaranty"; "Initial Interest Rate"; "Initial Securitization Expense Amount"; "NACC"; "Optional Prepayment Date"; "Preferred Cash Collateral Account"; "Preferred Cash Collateral Bank"; "Preferred Cash Management Agreement"; "Preferred Equity Holder"; "Recalculated Loan Amount"; "Request For Advance"; "Required Base Debt Service Payment"; "Revised Interest Rate"; "Securitization Expense Sub-Account"; "Stabilization Date"; "Stabilization Date Loan Amount"; "Stabilization Date Payment Date"; "Stabilization Interest Rate"; "Stabilization Optimum Debt Service Coverage Ratio"; "Ten Year Treasury Rate"; "Treasury Rate"; "Unpaid Excess Loan Amount"; "U.S. Obligations"; "Warrant"; and "Yield Maintenance Premium". All references in the Existing Loan Agreement to the aforementioned defined terms are hereby deleted.

                  B. The following definitions are hereby deleted in their entirety and replaced with the following respective definitions:

                           (a) "Agreement" means the Loan Agreement dated as of March 31, 1998 between Borrower and Nomura Asset Capital Corporation, as amended by that certain First Amendment to Loan Agreement and Reaffirmation Agreement dated as of August 28, 1998, as further amended by that certain Second Amendment to Loan Agreement and Reaffirmation Agreement dated as of the Effective Date between Borrower and Lender as the same may be amended, restated, replaced, supplemented, consolidated or otherwise modified from time to time.

                           (b)  "Base Payment" has the meaning provided in
                           Section 2.5(a).

                           (c) "Interest Rate" means for any Interest Accrual Period, the Spread plus the greater of LIBOR for such Interest Accrual Period and 4.95% (or, when applicable pursuant to the Note or any other Loan Document, the Default Rate).

                           (d) "Lender" means CapMark Services, L.P., together with its successors and assigns.

                           (e) "Maturity Date" means December 11, 2001, as the same may be extended to the Extended Maturity Date pursuant to Section 2.16 hereof.

                           (f)  "Maximum Facility Amount" means $50,140,000.



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                           (g)  "Note" means that certain Second Amended and
                           Restated Renewal Promissory Note dated as of the Effective Date in the stated principal amount of $50,140,000, made by Borrower in favor of Lender, as the same may be amended, restated, replaced, supplemented, consolidated or otherwise modified from time to time.

                           (h) "Parent" means Alterra Healthcare Corporation (formerly known as Alternative Living Services, Inc.).

                           (i)  "Spread" means 2.50%.

                  C. The following definitions are hereby amended as follows:

                           (a) The definition of "Allocated Loan Amount" is hereby amended by (i) deleting the words "(i) prior to the Stabilization Date," on the first line thereof, (ii) deleting the words "and (ii) on and after the Stabilization Date, the portion of the Loan allocated to each Facility by Lender as determined by Lender in its sole discretion, in each case," on the third and fourth lines thereof and (iii) deleting the words "(i) a regular monthly payment of principal pursuant to Section 2.5(c)," on the sixth and seventh lines thereof.

                           (b) The definition of "Cash Management Event" is hereby amended by deleting therefrom clauses (v) and
                           (vii).

                           (c) The definition of "Manager" is hereby amended by deleting therefrom the words "Alternative Living Services, Inc." and replacing such words with the words "Alterra Healthcare Corporation (formerly known as Alternative Living Services, Inc.)". All references in the Existing Loan Agreement to Alternative Living Services, Inc. are hereby similarly so amended.

                           (d) Clause (ii) of the definition of "Mortgage - Borrower" is hereby amended by (i) inserting the words "subsequent to Borrower acquiring a fee interest in the Joint Venture Facility" after the words "with respect to the Joint Venture Facility" and (ii) deleting the words "(on the Stabilization Date Payment Date)".

                           (e) The definition of "Permitted Transfers" is hereby amended by replacing all references therein to the "Stabilization Date" with the defined term "Effective Date" (as defined below).

                  D.       The following definitions are hereby added:


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                           (a)  "Debt" means the unpaid Principal Indebtedness,
                           all interest accrued and unpaid thereon and all other sums due to Lender in respect of the Loan, or under any Loan Document.

                           (b)  "Effective Date" means April 7, 2000.

                           (c) "Extended Maturity Date" shall have the meaning given in Section 2.16.

                           (d) "LIBOR" means with respect to any Interest Accrual Period, the rate per annum which is equal to the 30 day U.S. Dollar London Interbank Offered Rate reported from time to time by Telerate News Service (page 3750), at approximately 11:00 a.m., London time, on the related Determination Date. If such interest rate shall cease to be available from Telerate News Service, LIBOR shall be determined from such financial reporting service as Lender shall reasonably determine and use with respect to its other loan facilities on which interest is determined based on LIBOR. If two or more such rates appear on Telerate page 3750 or associated pages, the rate in respect of such Interest Accrual Period will be the arithmetic mean of such offered rates, absent manifest error. For purposes hereof, (i) "DETERMINATION DATE" shall mean, with respect to any Interest Accrual Period, the date which is two Eurodollar Business Days prior to the 15th day of the calendar month occurring during such Interest Accrual Period; and (ii) "EURODOLLAR BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which banks in the City of London, England are closed for interbank or foreign exchange transactions.

                           (e) "Original Interest Rate" shall mean a rate of interest equal to 7.63% per annum.

         2. The following Sections are hereby deleted in their entirety from the Existing Loan Agreement: Sections 2.4(b); 2.6(f); 2.11(f)(iv); 2.11(f)(v); 2.11(f)(vi); 2.11(f)(vii); 2.11(g)(iv); 2.11(h); 3.2; 3.3; 8.32(a) -
(g); and 8.35.

         3. Section 2.1 of the Existing Loan Agreement is hereby deleted in its entirety and replaced with the following:

                           Section 2.1 The Loan. Borrower represents to Lender that (i) as of the date hereof the outstanding principal balance of the Original Loan is $50,140,000 (the "Loan"), (ii) there exists no claims by Borrower against Lender or any holder of the Loan and (iii) there are no offsets or defenses by Borrower to the payment of any amounts required under the Loan Documents or otherwise to enforcement by the holder of the Loan. Lender shall have no further obligations to provide any additional


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                           financing to Borrower and any amounts of the Loan
                           repaid may not be reborrowed.

         4. Section 2.3 of the Existing Loan Agreement is hereby amended by deleting the word "Guaranties" and replacing such word with the words "Environmental Guaranty".

         5. Sections 2.5(a) - (i) of the Existing Loan Agreement are hereby deleted in their entirety and replaced with the following:

                           Section 2.5      Interest; Monthly Payments.

                           (a) Generally. From and after the date hereof, interest on the unpaid Principal Indebtedness shall accrue and be payable as hereinafter provided. On the first Payment Date after the Effective Date (i.e., April 11, 2000), Borrower shall make a payment of $329,433.73, representing interest calculated at the Original Interest Rate on the outstanding Principal Indebtedness which has accrued through the last day of the Interest Accrual Period immediately preceding such Payment Date. Commencing on the second Payment Date after the Effective Date (i.e., May 11, 2000) and each Payment Date thereafter through and including the Maturity Date, Borrower shall pay interest, calculated at the Interest Rate, on the unpaid Principal Indebtedness which has accrued through the last day of the Interest Accrual Period immediately preceding such Payment Date (the "BASE PAYMENT"). All accrued and unpaid interest shall be due and payable on the Maturity Date.

                           (b) Default Rate. After the occurrence and during the continuance of an Event of Default, the entire unpaid Debt shall bear interest at the Default Rate, and shall be payable upon demand from time to time, to the extent permitted by applicable law. Payment or acceptance of interest at the Default Rate is not a permitted alternative to timely payment and shall not constitute a waiver of any Default or Event of Default or an amendment to this Agreement or any other Loan Document and shall not otherwise prejudice or limit any rights or remedies of Lender.

                           (c)  Taxes. Any and all payments by Borrower
                           hereunder and under the other Loan Documents shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on Lender's income, and franchise taxes imposed on Lender by the law or regulation of any Governmental Authority (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to in this
                           Section 2.5(c) as "APPLICABLE TAXES"). If Borrower shall be required by law to deduct any Applicable Taxes from or in respect of any sum payable


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                           hereunder to Lender, the following shall apply: (i)
                           the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.5(c)), Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions and (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. Payments pursuant to this Section 2.5(c) shall be made within ten days after the date Lender makes written demand therefor.

                           (d) Breakage Indemnity. Borrower shall indemnify Lender against any loss or expense which Lender may actually sustain or incur in liquidating or redeploying deposits from third parties acquired to effect or maintain the Loan or any part thereof as a consequence of (i) any payment or prepayment of the Loan or any portion thereof made on a date other than a Payment Date and (ii) any default in payment or prepayment of the Principal Indebtedness or any part thereof or interest accrued thereon, as and when due and payable (at the date thereof or otherwise, and whether by acceleration or otherwise). Lender shall deliver to Borrower a statement for any such sums which it is entitled to receive pursuant to this
                           Section 2.5(d), which statement shall be binding and conclusive absent manifest error.

                           (e) Computations. Interest payable hereunder or under the Note shall be computed on the basis of the actual number of days elapsed over a 360-day year.

                           (f)  Late Payment Charge. If any Principal
                           Indebtedness, interest or other sum due under any Loan Document is not paid by Borrower on the date on which it is due, and the same remains unpaid after the expiration of any applicable cure period, if any, Borrower shall pay to Lender upon demand an amount equal to the lesser of 5% of such unpaid sum or the maximum amount permitted by applicable law, in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Such amount shall be secured by the Loan Documents.

                           (g) Maturity Date. Borrower shall repay the entire outstanding principal balance of the Note in full on the Maturity Date, together with interest thereon to (but excluding) the date of repayment and any other amounts due and owing under the Loan Documents.

         6. Section 2.6(a) of the Existing Loan Agreement is hereby amended by (i) deleting the words "On or after the earlier to occur of (i) the Optional Prepayment Date or (ii)" and (ii)


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deleting the words "(but not Accrued Interest or interest thereon) to pay
Accrued Interest and interest thereon".

         7. Section 2.6(c) of the Existing Loan Agreement is hereby deleted in its entirety and replaced with the following:

                           (c) Borrower shall have the right to prepay all or any portion of the Principal Indebtedness on any Payment Date provided that Borrower gives Lender at least 15 days prior written notice thereof. If any such prepayment is not made on a Payment Date, Borrower shall also pay interest that would have accrued on such prepaid Principal Indebtedness to but not including the next Payment Date.

         8. Section 2.7 of the Existing Loan Agreement is hereby amended by (i) deleting the words "at the Initial Interest Rate" on the sixth line thereof and replacing such words with the words "at the Interest Rate" and (ii) deleting the words "to Accrued Interest and interest thereon; and fifth," on the seventh and eighth lines thereof.

         9. Section 2.10 of the Existing Loan Agreement is hereby deleted in its entirety and replaced with the following:

                           Section 2.10 Release of Properties. Lender shall, upon the written request and at the expense of Borrower, upon payment in full of the Debt in accordance herewith, release or, if requested by Borrower, assign to Borrower's designee (without any representation or warranty by and without any recourse against Lender whatsoever), the Liens of the Loan Documents if not theretofore released.

         10. Section 2.11(a) of the Existing Loan Agreement is hereby amended by replacing all references therein to the "Stabilization Date" with the defined term "Effective Date".

         11. Section 2.11(g)(v) of the Existing Loan Agreement is hereby amended by deleting the words "during each of the following periods: (i) any period in which the Preferred Equity Holder is an equity holder in Borrower and
(ii) on and after the Optional Prepayment Date, or".

         12. Section 2.11(g)(vi) of the Existing Loan Agreement is hereby amended by (i) deleting the reference to clause (iv) from the sixth line and the nineteenth line thereof, (ii) deleting the words "to the Preferred Cash Collateral Account (if the Preferred Equity Holder is an equity holder in Borrower) or if the Preferred Equity Holder is not an equity holder in the Borrower," beginning on the twelfth line thereof and (iii) deleting the words "on or after the Optional Prepayment Date" on the seventeenth line thereof.

         13. Section 2.12(b) of the Existing Loan Agreement is hereby amended by replacing all references therein to the "Stabilization Date" with the defined term "Effective Date".


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         14.      Section 2.15 of the Existing Loan Agreement is hereby amended by replacing all references therein to the "Stabilization Date" with the defined term "Effective Date".

         15. Section 5.1(p) of the Existing Loan Agreement is hereby amended by (i) replacing all references therein to the "Stabilization Date" with the defined term "Effective Date", (ii) deleting clause (v) therefrom and (iii) deleting the words "defeases" on the twenty third line thereof and replacing such word with the word "prepays".

         16. Section 5.1(q)(x) of the Existing Loan Agreement is hereby amended by deleting the parenthetical language from the third through sixth lines thereof.

         17.      Section 8.6 of the Existing Loan Agreement is hereby amended
(i) to provide that notices to Lender should be sent to CapMark Services, L.P., 245 Peachtree Center Avenue N.E., Suite 1800, Atlanta, Georgia 30303-1231, Attention Katherine M. Saathoff, Vice President, Telecopier (404) 654-2726, with copies to: CDC Mortgage Capital Inc., 9 West 57th Street, 36th Floor, New York, New York 10019; Attention: Real Estate Administration (Gary DiGiuseppe), Telecopier (212) 891-6851 and with copies to: Kaye, Scholer, Fierman, Hays & Handler, LLP, 425 Park Avenue, New York, New York 10022, Attention: Stephen Gliatta, Telecopier: (212) 836-8689, (ii) by deleting the words "Alternative Living Services, Inc., 1201 Pacific Avenue, Suite 1800" and replacing such words with the words "Alterra Healthcare Corporation, 1142 Broadway Plaza, Suite 300" and (iii) by deleting the words "Alternative Living Services, Inc., 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005, Telefax Number
(414)789-6182" and replacing such words with the words "Alterra Healthcare Corporation, 10000 Innovation Drive, Milwaukee, Wisconsin 53226, Telefax Number
(414) 918-5055".

         18. Section 8.14 of the Existing Loan Agreement is hereby amended by deleting the last sentence thereof.

         19. Section 8.32(h) of the Existing Loan Agreement is hereby amended by deleting the words "On the Stabilization Date Payment Date" and replacing such words with the words "Within thirty (30) days after written request by Lender".

         20. Section 8.34(a) of the Existing Loan Agreement is hereby deleted in its entirety and replaced with the following:

                           (a) Transfers of Equity Interests in Operators and Joint Venture. The parties hereto acknowledge that the Parent currently owns interests in the Operators and Joint Venture and that the Subsidiary has acquired the remaining interests in the Operators (except the Operators of the residences located in Marion, Indiana and Alliance, Ohio) and the Joint Venture, such that the Parent and the Subsidiary own 100% of the Operators (except the Operators of the residences located in Marion, Indiana and Alliance,
                           Ohio) and the Joint Venture. The Parent and
                           Subsidiary each covenant (A) to cause the Subsidiary to acquire all of the



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                           interests not owned by the Parent in the Operators of
                           the residences located in Marion, Indiana and Alliance, Ohio no later than December 31, 2000 and
                           (B) provide Lender with five (5) days written notice before the consummation of the acquisition of any such interests.

         21.      The following Section 2.16 is hereby added at the end of
Article 2 of the Existing Loan Agreement.

                  2.16 Extension Option. Borrower shall have the right, at is option, to extend the term of the Loan until December 11, 2002 (the "EXTENDED MATURITY DATE") by giving notice of such extension to Lender at least 15 days prior to the originally scheduled Maturity Date. Upon receipt of such request to extend the term of the Loan until the Extended Maturity Date, Lender will promptly confirm to Borrower in writing that the Maturity Date will be so extended, upon the satisfaction of the following conditions:

                           (a) no Event of Default exists at the time such request is made and on the originally scheduled Maturity Date;

                           (b) Borrower delivers to Lender an Officer's Certificate confirming the accuracy of the information contained in clause (a) above;

                           (c) on or prior to the originally scheduled Maturity Date, Borrower either (i) extends the term of the Interest Rate Protection Agreement (as defined in
                           Section 2.17) to a date not earlier than the Extended Maturity Date, or (ii) enters into a new interest rate protection agreement on the same terms set forth in Section 2.17 which expires no earlier than the Extended Maturity Date and which has the effect of capping LIBOR at 8.83% per annum;

                           (d) the Debt Service Coverage Ratio shall be at least equal to the Debt Service Coverage Ratio on the Effective Date; and

                           (e) Borrower shall pay to Lender on or before the Extended Maturity Date, an extension fee in an amount equal to 1.00% of the then outstanding Principal Indebtedness.

                           If Borrower is unable to satisfy all of the foregoing conditions within the applicable time frames for each, Lender shall have no obligation to extend the Stated Maturity Date hereunder.

         22.      The following Section 2.17 is hereby added at the end of
Article 2 of the Existing Loan Agreement.


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                  2.17     Interest Rate Protection Agreements. As of the date
                  hereof, Borrower has entered into, made all payments required under, and satisfied all conditions precedent to the effectiveness of, an interest rate protection agreement that satisfies all of the following conditions. (such interest rate protection agreement together with (i) any extension or modification thereof (including pursuant to Section 2.16(c)) or (ii) any other interest rate protection agreement entered into pursuant to Section 2.16(c) being referred to herein as the "INTEREST RATE PROTECTION AGREEMENT"):

                           (a) the Interest Rate Protection Agreement is with a financial institution having a long term, unsecured and unsubordinated debt rating of at least "AA" by S&P and "Aa2" by Moody's; has a term ending no earlier than the Maturity Date; is an interest rate cap in respect of a notional amount not less than the maximum principal amount of the Loan that shall have the effect of capping LIBOR at 8.83% per annum; and provides that the only obligation of Borrower thereunder is the making of a single payment upon the execution and delivery thereof.

                           (b) Borrower's interest in such Interest Rate Protection Agreement has been assigned to Lender pursuant to documentation satisfactory to Lender in form and substance, and the counterparty to such Interest Rate Protection Agreement has executed and delivered to Lender an acknowledgment of such assignment, which acknowledgment includes such counterparty's agreement to pay directly to Lender all sums payable by such counterparty pursuant to the Interest Rate Protection Agreement and shall otherwise be satisfactory to Lender in form and substance.

                           (c) Notwithstanding anything in this Section 2.17 to the contrary, prior to purchasing an Interest Rate Protection Agreement, Borrower shall notify CDC Mortgage Capital Inc. of its intention to purchase such Interest Rate Protection Agreement, which notice may be telephonic and shall contain the name of the proposed financial institution and the price and other applicable terms relating to the proposed Interest Rate Protection Agreement. Upon receipt of such notice, CDC Mortgage Capital Inc. or its Affiliate shall have the right to provide an Interest Rate Protection Agreement to Borrower at the same (or lower) price and upon substantially the same terms and conditions applicable to the proposed Interest Rate Protection Agreement with such other financial institution and Borrower hereby agrees to promptly enter into same with CDC Mortgage Capital Inc. or its Affiliate. If CDC Mortgage Capital Inc. or its Affiliate does not elect to provide such Interest Rate Protection Agreement to Borrower as provided in the preceding sentence, Borrower may purchase the Interest Rate Protection Agreement from any financial institution having a rating of at least that specified in Section 2.17(a) above at the same (or lower) price and upon substantially the same terms


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                           and conditions applicable to the proposed Interest
                           Rate Protection Agreement first offered to CDC Mortgage Capital Inc.

                           (d) Borrower agrees that Lender shall not have any obligation, duty or responsibility to Borrower or any other Person by reason of, or in connection with, any Interest Rate Protection Agreement (including any duty to provide or arrange any Interest Rate Protection Agreement, to consent to any mortgage or pledge of the Properties or any portion thereof as security for Borrower's performance of its obligations under any Interest Rate Protection Agreement, or to provide any credit or financial support for the obligations of Borrower or any other Person thereunder or with respect thereto). No Interest Rate Protection Agreement shall alter, impair, restrict, limit or modify in any respect the obligation of Borrower to pay interest on the Loan as and when the same becomes due and payable in accordance with the provisions of the Loan Documents.

                           (e) All amounts received by Lender from payments made by the counterparty to the Interest Rate Protection Agreement shall be deposited into the Collection Account and applied in the same manner as repayments hereunder.


II. Representations. Borrower hereby represents and warrants to Lender as of the date hereof as follows:

         1. Authorization and Power. Borrower has the power and requisite authority to execute, deliver and perform its obligations under this Amendment and any other document executed in connection herewith and is duly authorized to, and has taken all action necessary to authorize it to, execute, deliver and perform its obligations under this Amendment.

         2. Valid and Binding Obligations. This Amendment constitutes legal, valid and binding obligations of Borrower enforceable in accordance with its terms.

         3. Consents, Etc. No consent, approval, authorization or order of any court or Governmental Authority or any third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby, which consent has not been obtained.

         4. No Offsets; Defenses. There are no existing claims by Borrower against Lender and there are no offsets or defenses by Borrower to the payment of any amounts required under the Loan Documents or otherwise to the enforcement by Lender of the Loan Documents.

III. Reaffirmation. Each of Borrower, Guarantor, Parent Pledgor and Subsidiary Pledgor hereby ratifies and reaffirms the obligations, waivers, indemnities and covenants made under the Loan Documents to which each is bound (except with respect to the Guaranty, which is being terminated as of the date hereof).

IV. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

V. Ratification. Each of the Existing Loan Agreement (as amended hereby), the Environmental Indemnity Agreement and the Equity Pledge Agreements are hereby ratified and confirmed and shall continue in full force and effect.

VI. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one original.



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                                       12

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                              BORROWER:

                              ALS-VENTURE I, INC.

                              By:  /s/ David Boitano
                                 ---------------------------------
                                   Name:  David Boitano
                                   Title:  Vice President

                              GUARANTOR/PARENT PLEDGOR:

                              ALTERRA HEALTHCARE CORPORATION

                              By:  /s/ David Boitano
                                 ---------------------------------
                                   Name:  David Boitano
                                   Title:  Senior Vice President

                              SUBSIDIARY PLEDGOR:

                              By:  /s/ David Boitano
                                 ---------------------------------
                                   Name:  David Boitano
                                   Title:  Vice President

                              LENDER:

                              CAPMARK SERVICES, L.P.

                              By: Pearl Mortgage, Inc., a Delaware corporation, general partner

                                   By:  /s/ Katherine M. Saathoff
                                      -----------------------------
                                        Name: Katherine M. Saathoff
                                        Title: Vice President



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

                                ACKNOWLEDGEMENT

The undersigned Owner Trustee hereby acknowledges to the terms of the foregoing.

Wilmington Trust Company, in its capacity as Owner Trustee of CDC Mirror Trust ST-I 3/11/00 (formerly known as Nomura Mirror Trust ST-I 3/11/00)


By:  /s/ David A. Vanaskey, Jr.
   ----------------------------
     David A. Vanaskey, Jr.
     Assistant Vice President




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